UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 30, 2014

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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)

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Delaware	001-35054	27-1284632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

539 South Main Street Findlay, Ohio	45840-3229
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On September 30, 2014, Speedway LLC (“Buyer”), a Delaware limited liability company and a wholly-owned subsidiary of Marathon Petroleum Corporation (“MPC”), a Delaware corporation, and Hess Corporation (“Seller”), a Delaware corporation, entered into Amendment No. 1 (the “Amendment”) to that certain Purchase Agreement, dated May 21, 2014 (the “Purchase Agreement”), between Buyer and Seller. The terms of the Purchase Agreement were previously described in Item 1.01 of MPC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 27, 2014.
The Purchase Agreement provided that Buyer would lease the Leveraged Leased Properties (as defined in the Purchase Agreement) from Seller pursuant to a lease and buyout agreement previously contemplated to be executed at closing. Pursuant to the Amendment, Buyer has agreed, among other things, to acquire rather than lease all of the Leveraged Lease Properties in exchange for an increase of $262,900,000 in the cash purchase price payable at closing.
The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets
The acquisition contemplated by the Purchase Agreement, as amended by the Amendment (the “Acquisition”), closed on September 30, 2014. Through the Acquisition, Buyer and its affiliates acquired all of Seller’s retail operations, transport operations and shipper history on various pipelines. Buyer paid approximately $2.82 billion in cash, subject to post-closing adjustments, in total consideration for the Acquisition, which was funded by a combination of cash on hand and debt financing.
The foregoing summary of the Acquisition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement (which is filed as Exhibit 2.1 hereto) and the Amendment (which is filed as Exhibit 2.2 hereto), both of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
2.1
Purchase Agreement by and between Speedway LLC and Hess Corporation, dated as of May 21, 2014 (incorporated by reference to Exhibit 2.1 of MPC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 27, 2014).*

2.2	Amendment No. 1, effective as of September 30, 2014, to the Purchase Agreement by and between Speedway LLC and Hess Corporation, dated as of May 21, 2014.*

*	Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation
Date: October 6, 2014	By:	/s/ Pamela K.M. Beall
Name: Pamela K.M. Beall
Title: Senior Vice President, Corporate Planning, Government and Public Affairs

EXHIBIT INDEX

Exhibit Number	Description
2.1
Purchase Agreement by and between Speedway LLC and Hess Corporation, dated as of May 21, 2014 (incorporated by reference to Exhibit 2.1 of MPC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 27, 2014).*

2.2	Amendment No. 1, effective as of September 30, 2014, to the Purchase Agreement by and between Speedway LLC and Hess Corporation, dated as of May 21, 2014.*

*	Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.